UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  June 30, 2023

Item 1. Reports to Stockholders.

(a)

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2023

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: https://muhlenkamp.com/

This Page Intentionally Left Blank.

MUHLENKAMP FUND

July 2023

Fellow Investors,

The first six months of 2023 saw significant improvements in most of the four global areas of concern we had our eye on at the end of 2022.  Of greatest significance is probably the end of China’s “Zero- COVID” policy early in 2023.  The end of Chinese internal restrictions has allowed global supply chains to continue on their path to normalization and has virtually ended supply constraints.  This also marks the end of COVID as an economic concern.  The Ukraine War was also of concern at the end of ’22, particularly its impact on the energy supply to Europe.  As it turned out, Europe had a mild winter and did not experience any meaningful energy-related problems.  Global energy and food prices have also come down as global supply chains have now fully adjusted to the war.  In 2022, the dollar was particularly strong against other currencies as the Federal Reserve raised interest rates faster and farther than other central banks.  Our concern that this would create a currency crisis did not materialize as other major central banks, with the notable exceptions of Japan and China, have also raised rates to fight inflation.  Finally, we observed that a number of countries began to use currencies besides the dollar for international trade much more than they had in the past.  This was largely caused by the expulsion of Russia from the dollar trading system as part of the sanctions imposed by the West after the onset of the Ukraine War.  This trend has continued into 2023 and we continue to see more trade occurring without the use of the dollar.  So far, the impact on the value of the dollar and the value of U.S. Treasury bonds has not been noticeable.  We continue to keep an eye on this development.

Domestically, the first half of 2023 saw the Federal Reserve both raising interest rates and shrinking the balance sheet in order to reduce inflation.  The Fed raised the Federal Funds rate three times during the six months with the upper bound of their targeted range increasing from 4.5% in January to 5.25% in June.  Longer-duration bonds also saw an increase in yields with the yield on the U.S. 10-year treasury bill starting the year at 3.56% and ending June at 3.84%.  Looking at the Fed’s balance sheet we see that it began ’23 with $8.5 trillion worth of assets and ended June at $8.34 trillion worth of assets – a 1.8% reduction.  We also note that it expanded by $400 billion between March 8th and March 22nd as the Federal Reserve lent to banks struggling with deposit flight.  That expansion is probably worth explaining a little more.  All banks hold loans that they have made on their balance sheet.  As interest rates rose, the market value of those loans declined.  Depending on the accounting treatment, the bank may mark the value of those loans to their market price, or may continue to account for them at their purchase price.  In March, SVB Financial Group experienced rapid deposit flight and was forced to sell their holdings of loans at market prices to meet them – the bank quickly ran out of money and was placed in receivership by the government.  This prompted deposit flight in a number of similar banks.  In order to bolster the finances of those banks, the Federal Reserve lent

MUHLENKAMP FUND

against the par value of their high-quality loans to the tune of $400 billion in aggregate.  Once the immediate pressure on the banks eased, the Federal Reserve resumed their balance sheet reduction.  We draw two observations from this episode:  first, when interest rates rise asset values tend to reset lower.  This happened rapidly with loans and is happening more slowly with commercial real estate.  Second, the Federal Reserve can no longer both raise interest rates and reduce their balance sheet:  doing the first caused them to reverse the second in March.

This brings us to inflation, which has declined from 6.4% in January to 3% in June.  Unemployment has risen slightly from 3.4% in January to 3.6% in June.  The recession we anticipated as interest rates rose has not manifested itself in the first half of the year.  In our 2022 annual letter, we highlighted recessionary conditions in the housing market due to rising mortgage rates.  Those conditions reversed late in ’22 and new home sales in the first half of ’23 have been strong.

The stock market in the first six months of ’23 has been strong, led by large technology companies particularly those involved in artificial intelligence.  Construction and industrial companies have also done well as government spending and incentives ramp up for favored technologies and industries.  We’ve also seen a rapid recovery in new home sales and the recessionary conditions we observed in late 2022 in that industry are no longer present.

The Fund has invested a portion of the cash we were holding at the end of the year as economic conditions changed and we found opportunities to invest in companies that we believe will generate satisfactory returns.  The Fund continues to hold some cash at the end of the period as we continue to look for attractive investment opportunities.

Ron Muhlenkamp, Founder	Jeff Muhlenkamp, Portfolio Manager
Muhlenkamp & Company, Inc.	Muhlenkamp & Company, Inc.

The comments made in this letter are opinions and are not intended to be investment advice or a forecast of future events.

MUHLENKAMP FUND

Management Discussion of Fund Performance for the First Half of 2023
(Unaudited)	July 11, 2023

For the first half of 2023 the Muhlenkamp Fund returned 8.46% after fees while the S&P 500® Index returned 16.89% for a relative under performance of 8.43%.

The first half of 2023 saw inflation slow with the May 2023 Consumer Price Index (CPI) increasing 4.0% year-over-year, significantly lower than the December 2022 Consumer Price Index (CPI) increase of 6.5% year-over-year.  The slowing rate of inflation coupled with the failure of several major regional banks in March prompted the Federal Reserve to hold the Federal Funds rate at 5.0% - 5.25% in June after increasing it in February, March, and May.  Those bank failures also prompted the Federal Reserve to increase the size of its balance sheet in March as it lent money to the stressed banks.  By April, the Federal Reserve Bank resumed the reduction of its balance sheet, withdrawing dollars from the broader economy to further reduce inflation.  Market-derived interest rates have continued to rise in the first half of the year, with the yield on the U.S. 10-year Treasury bond increasing from approximately 3.56% in early January to approximately 3.84% in late June.  Mortgage rates have also increased from approximately 6.47% in January to 7.15% in late June.  The average price of gasoline in the U.S. has been stable, starting and ending the period at $3.92/gal.  Unemployment in the U.S. has risen slightly from 3.4% in January 2023 to 3.6% in June 2023 but in general remains at a low level.  The recession we were anticipating did not manifest itself in the first half of the year.

Financial markets rebounded vigorously in the first half of 2023 led by technology companies, particularly after new artificial intelligence (AI) tools were unveiled that caught the popular imagination.  AI related companies thus moved significantly higher in the second quarter.  Companies exposed to government spending and incentives also did well in the first half of ’23 as did home builders.

On average, during the six-month period, the Fund was overweight the Energy, Materials, and Industrial sectors and underweight the Information Technology, Consumer Discretionary, Communications Services, Consumer Staples, Financials, Utilities, and Real Estate sectors relative to its benchmark the S&P 500 Index.  The Fund also held significant amounts of cash, which the index does not.

During the six-month period the top three contributors to Fund performance were: Broadcom Inc, up 57.1% over the period and contributing 1.54% to the portfolio, Mastec Inc, up 38.3% over the period and contributing 1.25% to the portfolio, and EQT Corp, up 22.7% over the period and contributing 1.13% to the portfolio.  The top three detractors from Fund performance were: CVS Health Corp, which declined 24.7% over the period and reduced Fund performance by .74%, the Proshares Short QQQ Fund, which declined 12.2% over the period and reduced Fund performance by .44%, and Schlumberger Ltd., which declined 7.2% over the period and reduced Fund performance by .39%.  The Fund did not employ any options during this period.

MUHLENKAMP FUND

S&P 500® Index – The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

CPI – The Consumer Price Index (“CPI”) measures the average change in prices over time that consumers pay for a basket of goods and services, commonly known as inflation. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small-cap and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 15 for a complete list of Fund holdings.

MUHLENKAMP FUND

A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 6/30/13 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.
____________
*	Unaudited

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of June 30, 2023

	One	Three	Five	Ten	Since
Muhlenkamp Fund	Year	Year	Year	Year	Inception*
Return Before Taxes	14.22%	21.56%	10.94%	7.08%	9.06%
S&P 500® Index**	19.59%	14.60%	12.31%	12.86%	10.64%
Consumer Price Index***	2.97%	5.78%	3.90%	2.71%	2.72%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted and can be obtained by calling 1-800-860-3863.

*	Operations commenced on November 1, 1988.
**
The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***	Consumer Price Index – U.S. CPI Consumer NSA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

The following is expense information for the Muhlenkamp Fund as disclosed in the Fund’s most recent prospectus dated April 30, 2023:

Gross Expenses: 1.28%; Net Expenses: 1.26%. Muhlenkamp & Company, Inc. (the “Adviser”) has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that effective May 1, 2023, Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the Fund’s average daily net assets. Prior to May 1, 2023 Total Annual Fund Operating Expenses were limited to 1.10% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2024. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

MUHLENKAMP FUND

Annual Returns Since Inception(1)
(Unaudited)

One-Year Period
Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	-14.90%	-3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	-7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	-9.10%	3.39%
2001	9.35%	-11.89%	1.55%
2002	-19.92%	-22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	-9.66%	5.49%	4.08%
2008	-40.39%	-37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	-4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	-6.21%	1.38%	0.73%
2016	-3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%
2018	-13.29%	-4.38%	1.91%
2019	14.39%	31.49%	2.29%
2020	11.86%	18.40%	1.36%
2021	29.02%	28.71%	7.04%
2022	2.88%	-18.11%	6.45%
2023(2)	8.46%	16.89%	2.80%

(1)	Operations commenced on November 1, 1988.
(2)	For the six months ending June 30, 2023.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 – June 30, 2023).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
June 30, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023(1)
Actual(2)	$1,000.00	$1,084.60	$5.84
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.19	$5.66

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. Prior to May 1, 2023, the annual expense limitation was 1.10% of the average daily net assets. Thereafter it was 1.20%.

(2)	Based on the actual return for the six-month period ended June 30, 2023 of 8.46%.

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2023 (Unaudited)

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
June 30, 2023 (Unaudited)

ASSETS
Investments, at value (Cost: $140,310,254)	$220,650,021
Dividends and interest receivable	246,639
Receivable for capital shares sold	48,129
Prepaid expenses	25,858
Total assets	220,970,647

LIABILITIES
Payable for capital shares redeemed	170,605
Payable to investment adviser	168,859
Payable for fund administration & accounting fees	49,007
Payable for transfer agent fees & expenses	42,135
Payable for printing & mailing	11,269
Payable for audit fees	10,690
Payable for trustee fees	3,999
Payable for compliance fees	3,674
Payable for custody fees	3,057
Accrued expenses	7,138
Total liabilities	470,433
Net assets	$220,500,214

NET ASSETS
Paid-in capital	$137,628,753
Total distributable earnings	82,871,461
Net assets	$220,500,214
Shares issued and outstanding(1)	3,689,117
Net asset value, redemption price and offering per share	$59.77

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income		$1,415,429
Less: Foreign taxes withheld		(3,847)
Interest income		1,483,575
Total investment income		2,895,157
EXPENSES:
Investment advisory fees (See Note 3)	$1,140,459
Fund administration &
accounting fees (See Note 3)	104,976
Transfer agent fees & expenses (See Note 3)	88,279
Federal & state registration fees	18,731
Postage & printing fees	16,149
Audit fees	10,684
Trustee fees	10,270
Custody fees (See Note 3)	7,957
Compliance fees (See Note 3)	7,421
Legal fees	4,924
Other expenses	4,240
Insurance fees	1,715
Total expenses before waiver	1,415,805
Less: waiver from
investment adviser (See Note 3)	(125,522)
Net expenses		1,290,283
NET INVESTMENT INCOME		1,604,874
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Total net realized gain on investments sold		1,239,448
Total net change in unrealized
appreciation/depreciation on investments		15,749,629
Net realized and unrealized gain on investments		16,989,077
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$18,593,951

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
OPERATIONS:
Net investment income	$1,604,874	$1,019,970
Net realized gain on investments sold	1,239,448	20,419,769
Net change in unrealized
appreciation/depreciation on investments	15,749,629	(15,514,072)
Net increase in net assets
resulting from operations	18,593,951	5,925,667
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,704,918	138,860,847
Proceeds from reinvestments of distributions	—	16,601,535
Payment for shares redeemed	(80,576,439)	(67,556,297)
Payment for redemption in-kind (1)	—	(1,438,128)
Net increase (decrease) in net assets
resulting from capital share transactions	(74,871,521)	86,467,957
DISTRIBUTIONS TO SHAREHOLDERS:	—	(17,733,491)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	(56,277,570)	74,660,133
NET ASSETS:
Beginning of period	276,777,784	202,117,651
End of period	$220,500,214	$276,777,784

(1)	A redemption-in-kind occurred in the Fund on July 5, 2022.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods.

	Six Months
	Ended		Year Ended December 31,
	June 30, 2023		2022		2021		2020		2019		2018
PER SHARE DATA:	(Unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$55.11		$57.21		$47.79		$47.12		$41.71		$55.21
INVESTMENT OPERATIONS:
Net investment income (loss)	0.44		0.22		(0.05)		0.11		0.18		0.12
Net realized and unrealized
gains (losses) on investments	4.22		1.43		13.91		5.47		5.82		(7.49)
Total from
investment operations	4.66		1.65		13.86		5.58		6.00		(7.37)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.21)		—		(0.13)		(0.19)		(0.16)
Net realized gains	—		(3.54)		(4.44)		(4.78)		(0.40)		(5.97)
Total distributions	—		(3.75)		(4.44)		(4.91)		(0.59)		(6.13)
NET ASSET VALUE,
END OF PERIOD	$59.77		$55.11		$57.21		$47.79		$47.12		$41.71
TOTAL RETURN	8.46	%(6)	2.88%		29.02%		11.86%		14.39%		-13.29%
SUPPLEMENTAL DATA
AND RATIOS:
NET ASSETS, END OF
PERIOD (in millions)	$221		$277		$202		$180		$185		$188
RATIO OF EXPENSE TO
AVERAGE NET ASSETS:
Excluding expense
waiver/reductions	1.24	%(7)	1.22%		1.26%		1.29%		1.28%		1.25%
Including expense
waiver/reductions	1.13	%(3)(7)	1.10	%(1)	1.10%		1.10	%(1)	1.12	%(1)(2)	1.20	%(1)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Including expense
waiver/reductions	1.41	%(7)	0.39%		(0.08)%		0.24%		0.38%		0.20%
PORTFOLIO TURNOVER RATE	6.78	%(6)	15.40	%(4)	8.06	%(5)	24.64%		40.19%		9.55%

(1)	The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 8)
(2)	Prior to February 28, 2019, the annual expense limitation was 1.20% of the average daily net assets. Thereafter it was 1.10%.
(3)	Prior to May 1, 2023, the annual expense limitation was 1.10% of the average daily net assets. Thereafter it was 1.20%.
(4)	Excludes the value of securities delivered as a result of an in-kind redemption of the Fund’s capital shares on July 5, 2022.
(5)	Excludes the value of securities delivered as a result of an in-kind redemption of the Fund’s capital shares on May 12, 2021 and August 31, 2021.
(6)	Not Annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 79.0%

Capital Markets — 2.0%
BGC Partners, Inc.	1,003,726	$4,446,506

Chemicals — 3.5%
Dow, Inc.	145,773	7,763,870

Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. — Class B (a)	25,199	8,592,859

Energy Equipment & Services — 6.6%
Schlumberger Ltd (b)	202,576	9,950,533
Transocean Inc. (a)(b)	660,200	4,628,002
		14,578,535

Health Care Providers & Services — 11.1%
CVS Health Corporation	71,946	4,973,627
McKesson Corporation	27,208	11,626,250
UnitedHealth Group, Inc.	16,323	7,845,487
		24,445,364

Household Durables — 2.3%
PulteGroup, Inc.	31,953	2,482,109
Taylor Morrison Home Corp. (a)	50,865	2,480,686
		4,962,795

Machinery — 1.9%
Wabtec Corporation	37,430	4,104,948

Marine — 3.8%
Kirby Corp. (a)	108,718	8,365,850

Media — 1.0%
TEGNA, Inc.	134,000	2,176,160

Metals & Mining — 4.7%
Franco-Nevada Corp. (b)	37,711	5,377,589
Royal Gold, Inc.	43,739	5,020,362
		10,397,951

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 79.0% (Continued)

Oil, Gas & Consumable Fuels — 9.3%
EQT Corp.	287,945	$11,843,178
Occidental Petroleum Corp.	148,980	8,760,024
		20,603,202

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	85,301	5,454,999

Semiconductors &
Semiconductor Equipment — 7.0%
Broadcom, Inc.	10,307	8,940,601
Microchip Technology, Inc.	72,059	6,455,766
		15,396,367

Software — 3.1%
Microsoft Corp.	20,097	6,843,832

Technology Hardware & Equipment — 4.5%
MasTec, Inc. (a)	84,152	9,927,412

Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	35,700	6,924,729

Thrifts & Mortgage Finance — 3.5%
NMI Holdings, Inc. (a)	301,687	7,789,558

Trading Companies & Distributors — 5.2%
Rush Enterprises, Inc. — Class A	186,971	11,356,619
Total Common Stocks
(Cost $95,992,631)		174,131,556

EXCHANGE TRADED FUNDS — 6.1%
Alerian MLP	174,245	6,832,146
SPDR S&P Regional Banking	160,200	6,540,966
Total Exchange Traded Funds
(Cost $11,172,270)		13,373,112

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
SHORT-TERM INVESTMENT — 15.0%
First American Government Obligations
Fund - Class X, 5.01% (c)
Total Short-Term Investment
(Cost $33,145,353)	33,145,353	$33,145,353
TOTAL INVESTMENTS
(Cost $140,310,254) — 100.1%		220,650,021
Other Assets & Liabilities, Net — (0.1)%		(149,807)
TOTAL NET ASSETS — 100.0%		$220,500,214

(a)	Non-income producing security.
(b)	Foreign company.
(c)	The rate shown is the annualized seven day effective yield as of June 30, 2023.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Six Months Ended June 30, 2023 (Unaudited)

1. ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Muhlenkamp Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the “Adviser”) to be highly profitable, yet undervalued.  The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term, and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed hat the prices obtained for brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$174,131,556	$—	$—	$174,131,556
Exchange Traded Funds	13,373,112	—	—	13,373,112
Short-Term Investment	33,145,353	—	—	33,145,353
Total Investments
in Securities	$220,650,021	$—	$—	$220,650,021

Refer to the Schedule of Investments for further information on the classification of investments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) may be categorized as ordinary income, net capital gain, or a return of capital.  The proper classification of MLP distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes.  Due to the nature of the MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

d.
Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2023 the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2023 the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2019.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

e.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

f.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

g.
Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended June 30, 2023, no long options contracts were purchased, and no written option contracts were opened. The Fund’s average monthly notional value of written option contracts for the period ended June 30, 2023, was $0.

3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% on the balance of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Fund (the “Expense Cap”). Prior to May 1, 2023, the Expense Cap was 1.10% of the average daily net assets of the Fund.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

Operating Expense Limitation Agreement is indefinite but cannot be terminated within one year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon sixty days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
July-December 2023	$133,056
January-December 2024	$318,386
January-December 2025	$316,952
January-June 2026	$125,522

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the period ended June 30, 2023 are disclosed in the Statement of Operations.

4. LINE OF CREDIT
The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 5% of the Fund’s gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures unless renewed on July 21, 2023. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 8.25% as of June 30, 2023. The interest rate during the period was between 7.50% and 8.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the period ended June 30, 2023, the Fund did not have any borrowings under the LOC.

On July 21, 2023, the Fund renewed the LOC through July 19, 2024.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

5. CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Shares outstanding, beginning of period	5,021,974	3,533,135
Shares sold	101,834	2,370,595
Dividends reinvested	—	301,243
Shares redeemed	(1,434,691)	(1,157,115)
Shares redeemed in-kind	—	(25,884)
Shares outstanding, end of period	3,689,117	5,021,974

6. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the period ended June 30, 2023, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$26,155,124	$11,169,260

7. FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2022, the Fund’s most recently completed fiscal year end, the Fund did not have a capital loss carryover.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$213,549,126
Gross tax unrealized appreciation	$66,914,080
Gross tax unrealized depreciation	(2,323,967)
Net tax unrealized appreciation on investments	64,590,113
Undistributed ordinary income	33,191
Undistributed long-term capital gains	—
Distributable earnings	33,191
Other accumulated loss	(345,794)
Total distributable earnings	$64,277,510

Any temporary book basis and tax-basis differences are attributable primarily to grantor trust income and straddle loss deferrals.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2023 (Unaudited)

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
Ordinary Income*	$—	$986,736
Long-term capital gain	$—	$16,746,755

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. EXPENSE REDUCTIONS
Expenses were reduced for fiscal years ending 2018, 2019, 2020 and 2022 through the deposit of minimum account maintenance fees into the Fund. By November 30th of each fiscal year, all shareholder accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund’s Automatic Investment Plan. Accounts that do not meet one of these three criteria may be charged a $15 minimum account maintenance fee. This fee is used to lower the Fund’s expense ratio.

9. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Muhlenkamp & Company, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2023, the Trust’s Board of Trustees (“Board”), each of whom was present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Muhlenkamp & Company, Inc. (“Muhlenkamp” or the “Adviser”) regarding the Muhlenkamp Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 5, 2023, the Trustees received and considered information requested from Muhlenkamp and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Muhlenkamp with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Muhlenkamp; (3) the costs of the services provided by Muhlenkamp and the profits realized by Muhlenkamp from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Muhlenkamp resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Muhlenkamp, and the

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Support Materials, the Board concluded that the overall arrangements between the Trust and Muhlenkamp set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Muhlenkamp performs, the investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Muhlenkamp provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Muhlenkamp effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees also considered the experience of Mr. Jeffrey Muhlenkamp, the Fund’s portfolio manager, and reviewed Muhlenkamp’s financial statements, capitalization and assets under management, concluding that Muhlenkamp has sufficient resources to service the Fund. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Muhlenkamp provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Muhlenkamp.  In assessing the quality of the portfolio management delivered by Muhlenkamp, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and the composite of separate accounts that Muhlenkamp manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against the Category and Cohort, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the Category and Cohort.

The Trustees noted the Fund had outperformed the both the Category and Cohort averages for the year-to-date, one-year, three-year and five-year periods ended

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

September 30, 2022, but had underperformed for the ten-year period ended September 30, 2022.  The Trustees considered the Fund’s performance compared to its benchmark, noting that the Fund outperformed its primary benchmark index for the year-to-date period ended September 30, 2022 and one-year period ended December 31, 2021, but underperformed this index for all other periods presented. The Trustees concluded their performance analysis by noting the generally comparable performance of the Fund and the composite of similar accounts managed by Muhlenkamp over most relevant periods. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into to the Fund.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp’s profitability from services that Muhlenkamp rendered to the Fund during the 12-month period ended September 30, 2022.  The Trustees also noted that Muhlenkamp had agreed to an amended expense limitation agreement under which Muhlenkamp contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus, and noted that Muhlenkamp had waived a portion of its fees during the most recent fiscal year.  The Trustees further considered the fees that Muhlenkamp charges to separately managed accounts with similar investment strategies as that of the Fund are less than or equal to the advisory fee that the Fund pays to Muhlenkamp, depending on the asset size of the separately managed account, noting that Muhlenkamp has additional responsibilities with respect to the Fund, which requires more time and effort versus a separately managed account. The Trustees considered the reasonableness of Muhlenkamp’s profits from its service relationship with the Fund.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the expenses borne by the Fund and those of funds in the same Category and Cohort.  The Trustees noted the Fund’s advisory fee and total expenses (after waivers and expense reimbursements) were each higher than the Category and Cohort averages. The Trustees also considered that the average net assets of funds comprising the Cohort were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Muhlenkamp’s advisory fee continues to be reasonable.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the Investment Advisory Agreement includes breakpoints in the management fee. The Trustees determined that the breakpoint structure of the Fund’s investment advisory fee had the potential to share such economies of scale with Fund shareholders.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Muhlenkamp may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Muhlenkamp does not receive additional material benefits from its relationship with the Fund.

MUHLENKAMP FUND

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK
MANAGEMENT PROGRAM (Unaudited)
Muhlenkamp & Company, Inc.

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Muhlenkamp Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Muhlenkamp & Company Inc. (“Muhlenkamp”) as the administrator of the Program (the “Program Administrator”). Personnel of Muhlenkamp conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Muhlenkamp Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Muhlenkamp manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Muhlenkamp provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Muhlenkamp Liquidity Risk Management Committee and its personnel oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications

MUHLENKAMP FUND

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK
MANAGEMENT PROGRAM (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

on Form N-PORT. Muhlenkamp’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4. The Fund did effect redemptions in-kind during the Reporting Period in accordance with the Trust’s Redemption in Kind Policy.

The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

MUHLENKAMP FUND

ADDITIONAL INFORMATION
Six Months Ended June 30, 2023 (Unaudited)

1. BROKER COMMISSIONS
For the period ended June 30, 2023, the Fund paid $17,511 in broker commissions.  These commissions are included in the cost basis of investments purchased and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than 1/2 cent per Fund share and the Fund’s net expense ratio would have increased from 1.13% to 1.15%.

2. AVAILABILITY OF FUND PORTFOLIO INFORMATION
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at https://www.sec.gov/  and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-860-3863.

3. AVAILABILITY OF PROXY VOTING INFORMATION
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-860-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-800-860-3863, or (2) on the SEC’s website at https://www.sec.gov/.

This Page Intentionally Left Blank.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 1-800-860-3863.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting
(as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)                      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 5, 2023

By (Signature and Title)                      /s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    September 5, 2023